UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001639353
CSAIL 2015-C2 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000802106
Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001576832
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001505494
The Bancorp Bank
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

New York	333-199921-02	38-3968546 38-3968547
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 538-1807
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Soho-Tribeca Grand Hotel Portfolio Mortgage Loan, the Westfield Trumbull Mortgage Loan and the Bayshore Mall Mortgage Loan, which constituted approximately 4.7%, 2.5% and 6.4%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of March 1, 2015, relating to the CSAIL 2015-C1 Commercial Mortgage Trust filed as Exhibit 4.3 to the Current Report on Form 8-K filed on May 20, 2015 (the “CSAIL 2015-C1 PSA”).  Effective August 26, 2020, pursuant to Section 6.02 of the CSAIL 2015-C1 PSA, C-III Asset Management LLC (“C-III”) has transferred substantially all of its assets to Greystone Servicing Company LLC (“Greystone Servicing”), a Delaware limited liability company, which, as the successor to C-III, has assumed all of the rights, duties and obligations of C-III as special servicer under the CSAIL 2015-C1 PSA.

This Form 8-K is being filed to record that, effective as of August 26, 2020, the Soho-Tribeca Grand Hotel Portfolio Mortgage Loan, the Westfield Trumbull Mortgage Loan and the Bayshore Mall Mortgage Loan will be specially serviced, if necessary, pursuant to the CSAIL 2015-C1 PSA, by Greystone Servicing.  Greystone Servicing maintains its principal special servicing office at 419 Belle Air Lane, Warrenton, Virginia 20186.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp.
(Depositor)

/s/ Charles Y. Lee
Charles Y. Lee, Vice President

Date:  August 26, 2020